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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 23, 1994 included in Blockbuster Entertainment Corporation's Form 10-K for the year ended December 31, 1993.




                                              ARTHUR ANDERSEN & CO.


Fort Lauderdale, Florida,
May 31, 1994.